Exhibit 10. 59

FIRST AMENDMENT TO

THE MASTER DEVELOPMENT AND LICENSE AGREEMENT FOR PRODUCTS BETWEEN ELITE PHARMACEUTICALS, INC. AND SUNGEN PHARMA, LLC

This Amendment, dated as of December 1, 2016 (the “Amendment”), by and between SunGen Pharma, LLC, a limited liability company with its offices at 303C College Road East, Princeton, NJ 08540 (“SunGen”), and Elite Laboratories, Inc. (a subsidiary of Elite Pharmaceuticals, Inc.), a corporation organized under the laws of the State of Delaware, with offices at 165 Ludlow Avenue, Northvale, New Jersey (“Elite”), relating to that Master Development and License Agreement For Products Between Elite Pharmaceuticals, Inc. and SunGen dated August 24, 2016 (the “Agreement”);

WHEREAS SunGen and Elite desire to amend the Agreement on the terms and subject to the conditions contained herein: and

WHEREAS, capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Agreement.

NOW, THEREFORE in consideration of the mutual covenants and agreements contained herein, the sufficiency, adequacy and satisfaction of which are hereby acknowledged, SunGen and Elite hereby agree as follows:

1.     A new Section 3.4 shall be added to Article 3 of the Agreement and shall read as follows:

3.4	Elite shall have the exclusive right to market and sell the {***} using Elite’s label. Elite shall be responsible for all permits, licenses, and distribution costs. Elite shall be responsible for complying with all regulations and applicable laws and permits required to file the Product in the Territories.

2.     A new Section 4.4 shall be added to Article 4 of the Agreement and shall read as follows:

4.4	Ownership of {***} Regulatory Filings. Elite shall be responsible for the filing of the ANDA. SunGen shall be responsible for the prosecution of the ANDA with the FDA and shall own the ANDA filed and/or approved. Following Regulatory Approval, SunGen shall have sole discretion with respect to the maintenance of the ANDA, correspondence with and reporting to the FDA and other regulatory authorities, except as the Definitive Agreement may otherwise provide in relation to Elite’s manufacturing of the Products and, provided that Elite shall cooperate with and support SunGen in connection with any such regulatory matters to the extent that SunGen may reasonably request.

{***} Confidential portions of this exhibit have been redacted and filed separately with the Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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3.     The table in Exhibit A (Products) of the Agreement shall be replaced in its entirety and the new table shall read as follows:

Products	Reference Listed Drug
{***}	{***}
{***}	{***}
{***}	{***}
{***}	{***}
{***}	{***}

For the avoidance of doubt, and except for the replacement of the table, all other language in Exhibit A of the Agreement remains unchanged.

4.      The table in Section 1 of Exhibit B (Payments) of the Agreement A shall be replaced in its entirety and the new table shall read as follows:

Company	Profit Share	Profit Share	Profit Share
	{***}	{***}	{***}
	SunGen does marketing & sales	Elite does marketing & sales	Elite does marketing & sales
Elite	{***}%	{***}%	{***}%
SunGen	{***}%	{***}%	{***}%

For the avoidance of doubt, and except for the replacement of the table in Section 1, all other language in Section 1 of Exhibit B of the Agreement remains unchanged and all of Section 2 of Exhibit B of the Agreement remains unchanged.

5.     Section 3 of Exhibit C (Roles and Responsibilities of the Parties) of the Agreement shall be amended with the addition of a new Section 3d which shall read as follows:

{***} Confidential portions of this exhibit have been redacted and filed separately with the Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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d.           Sourcing API for {***}

6.      Section 4 of Exhibit C (Roles and Responsibilities of the Parties) of the Agreement shall be amended with the addition of a new Section 4d which shall read as follows:

d.           API costs for the development and manufacturing of {***}.

Except as expressly provided in this Amendment, the Agreement and all provisions therein are and shall continue to be in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written.

SunGen Pharma LLC		Elite Laboratories, Inc.

By:	s/Jim Huang	By:	s/Nasrat Hakim
Name: Jim Huang		Name: Nasrat Hakim
Title: CEO		Title: President and CEO
Date: 12-1-16		Date: 12-1-16

{***} Confidential portions of this exhibit have been redacted and filed separately with the Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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